Advances to Suppliers and Other Current Assets, Net (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Other current assets
VAT-input	$ 69,388	$ 447,766
Deposits	294,242	1,232,632
Prepaid expense	1,017,531	368,586
Others	72,450	592,898
Total other current assets	1,453,611	2,641,882
Advances to suppliers	3,776,962	2,322,685
Total	5,230,573	4,964,567
Less: allowance for doubtful accounts	(530,818)	(60,277)
Advances to suppliers and other current assets, net	$ 4,699,755	$ 4,904,290